DGI BALANCED FUND

Class P — DGIBX

Class T — DGITX

Class NT — DGINX

Class A — DGIAX

Class C — DIGCX

Class I — DGIIX

SUMMARY PROSPECTUS

October 28, 2022

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI, reports to shareholders and other information about the Fund online at www.orientalbank.com/en/for-you/ira-accounts/diversified-growth-ira/. You can also get this information at no cost by calling (787) 620-0000 or by sending an email request to Fulfillment@ultimusfundsolutions.com. The current Prospectus and SAI, dated October 28, 2022, are incorporated by reference into this Summary Prospectus.

The Fund is intended for residents of Puerto Rico. If a purchaser of Fund shares is not a resident of Puerto Rico, his or her tax consequences related to investments in the Fund will be significantly different from other mutual funds. You may find further information with respect to taxation in the “Tax Information” section.

Investment Objective

The Fund seeks long-term capital appreciation and current income.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Class P shares, Class T shares, Class NT shares, Class A shares, Class C shares, and Class I shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees paid directly from your investment)	Class P	Class T	Class NT	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	3.50%	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the lesser of the redemption price or offering price)	None	None	None	None	1.00%	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None	None	None
Exchange Fee	None	None	None	None	None	None
Account Service Fee	None	None	None	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)	Class P	Class T	Class NT	Class A	Class C	Class I
Management Fees	0.93%	0.93%	0.93%	0.93%	0.93%	0.93%
Distribution and/or Service (12b-1) Fees	None	None	None	0.25%	1.00%	None
Other Expenses[1]	0.47%	0.47%	0.47%	0.47%	0.47%	0.47%
Acquired Fund Fees and Expenses[2]	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses	1.48%	1.48%	1.48%	1.73%	2.48%	1.48%
(1)	Other expenses for Class A, C and I shares are based on estimated amounts for the current fiscal year.
(2)	Acquired Fund Fees and Expenses (“AFFE”) represent costs incurred indirectly by the Fund as a result of its ownership of shares of another investment company, such as open- or closed-end mutual funds or exchange traded funds (“ETFs”). AFFE are not reflected in the Fund’s financial statements and, therefore, the amounts listed in Total Annual Fund Operating Expenses will differ from those presented in the Financial Highlights.

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Example

The example below can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund’s Class P shares, Class T shares, Class NT shares, Class A shares, Class C shares, and Class I shares, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class P	$151	$468	$808	$1,768
Class T	$151	$468	$808	$1,768
Class NT	$151	$468	$808	$1,768
Class A	$520	$876	$1,256	$2,319
Class C	$349	$865	$1,407	$2,888
Class I	$151	$468	$808	$1,768

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may mean higher transaction costs and could result in higher taxes if you hold Fund shares in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

The Fund is intended to be an investment option for individual retirement accounts (“IRA”) under the laws of the Commonwealth of Puerto Rico (“Puerto Rico” or the “Commonwealth”), as well as for direct investment by residents of Puerto Rico. The investment objectives of the Fund are to seek for the shareholders long-term capital appreciation and current income consistent with the investment policies of the Fund and prudent investment management. The Fund seeks to attain its investment objectives by investing in a diversified portfolio of equity and fixed income securities with capital appreciation and current income potential and, as such, intends to operate as a “balanced” fund. Under normal circumstances, the Fund intends to invest between 30% and 70% of its net assets in equity securities and the remainder in fixed income securities.

The equity securities in which the Fund principally invests will be those of small-, mid-, and large-capitalization issuers. The Fund will not concentrate its investments in a particular industry, consistent with its investment restrictions, except that the Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

The Fund seeks to attain its investment objectives through its investment in the following types of securities:

•	Any equity security issued by an entity domiciled within or outside of the United States;
•	Any corporate bond, with an investment grade rating at the time of purchase (i.e., securities rated BBB/Baa or above by one or more ratings agencies or determined by the Investment Adviser to be of equivalent quality);
•	Securities or certificates which: (i) evidence beneficial ownership interests in trust funds consisting of pools of FHA/VA Mortgages, which are further guaranteed as to the timely payment of principal and interest by the Government National Mortgage Association (“GNMA Certificates”), (ii) are guaranteed by the Federal National Mortgage Association (“FNMA Certificates”), (iii) are guaranteed as to the timely payment of scheduled principal and interest at the applicable certificate rate and as to the full collection of principal on the mortgages by the Federal Home Loan Mortgage Corporation (“FHLMC Certificates”), or (iv) evidence beneficial ownership interests (including zero coupon, floating-rate, interest only (“IO”), principal only (“PO”), and residual certificates) in trust funds consisting of GNMA Certificates, FNMA Certificates and/or FHLMC Certificates, all the above are collectively referred to hereinafter as “Mortgage Securities”;
•	Obligations of, or loans guaranteed by, a municipal issuer or any of its instrumentalities, agencies or political subdivisions; with an investment grade rating, provided that no more than 34% of the total assets of the Fund may be invested in such obligations;
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•	Any security or obligation which is issued or guaranteed by the United States Government or an agency or instrumentality thereof;
•	Investment shares or shares issued by any registered investment companies, such as ETFs, including investment companies sponsored by Oriental Trust or any of its affiliates;
•	Any other debt securities with an investment grade rating;
•	Short-term, high-quality fixed-income securities, cash or cash equivalents, including money market funds; or
•	Monies received by the Fund, whether by way of the proceeds from the sale of shares or as a result of interest or dividend income or the return on principal, are invested or reinvested in securities which meet the investment requirements of the Fund.

Principal Risks

You can lose money by investing in the Fund. The Fund can also underperform broad markets or other investments. The Fund’s principal risks include:

Equity Securities Risk — Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Smaller Companies Risk — The stocks of small- or mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs.

Large-Cap Stock Risk — Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium-capitalization stocks. Large cap companies may trail the returns of the overall stock market. Historically, large cap stocks tend to go through cycles of doing better or worse than the stock market in general and these periods may last as long as several years.

Investment Company and ETF Risk — An investment company, including an open- or closed-end mutual fund or ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively, or a large purchase or redemption activity by shareholders might negatively affect the value of the shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses. Shares of ETFs trade on exchanges and may be bought and sold at market value. ETF shares may be thinly traded, making it difficult for the Fund to sell shares at a particular time or an anticipated price. ETF shares may also trade at a premium or discount to the net asset value per share of the ETF; at times, this premium or discount could be significant.

Mortgage-Related and Other Asset-Backed Securities Risk — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit and interest rate risks, as well as extension and prepayment risks:

Extension Risk — Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility.

Prepayment Risk — When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Yield Risk — To the extent the Fund invests in FHA/VA Mortgage Securities, the yield of the shares will depend in some part on the rate at which principal payments are made on such securities, which in turn will depend on the rate at which principal prepayments are made on the underlying mortgage loans. As a general matter, the prepayment experience of a pool of mortgage loans is influenced by a variety of economic, geographic, social and other factors, including the level of mortgage interest rates and the rate at which homeowners sell their homes or default in their mortgages. Oriental Trust is not aware of any readily accessible data or reliable information published by the FHA, the VA or the Department of Housing and Urban Development specifically indicating the historical prepayment or foreclosure experience of FHA loans and VA loans originated in the Commonwealth as compared to similar mortgage loans originated in other jurisdictions in the United States.

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These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. TBA (or “to be announced”) commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms.

U.S. Government Securities Risk — U.S. government obligations have different levels of credit support and, therefore, different degrees of credit risk. The U.S. government does not guarantee the market value of the securities it issues, so those values may fluctuate. Like most fixed-income securities, the prices of government securities typically fall when interest rates increase and rise when interest rates decline. In addition, the payment obligations on certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Changing Fixed-Income Markets — The Federal Reserve has begun raising the federal funds rate and may continue to do so. Increases in the federal funds rate may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance.

Corporate Debt Risk — Corporate debt securities in which the Fund may invest are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

Foreign Securities Risk — Securities of non-U.S. issuers may be less liquid, more volatile, and harder to value than U.S. securities. They may also be subject to political, economic, and regulatory risks, and market instability.

Currency Risk — Because the Fund may invest in securities of non-U.S. issuers, changes in currency exchange rates could hurt performance. Oriental Trust may decide not to hedge, or may not be successful in hedging, its currency exposure.

Emerging Market Risk — The Fund may invest in securities of issuers in emerging market countries, which may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries.

Puerto Rico-Specific Risk — To the extent that the Fund invests a significant portion of its assets in the Commonwealth, the Fund is more susceptible to factors adversely affecting the Commonwealth. Puerto Rico has been in an economic recession every year since the fourth quarter of fiscal year 2006, excluding fiscal years 2012 and 2019. Puerto Rico is also in a court-supervised debt-restructuring process under Title III of the Puerto Rico Oversight, Management & Economic Stability Act (“PROMESA”) and is susceptible to hurricanes, major storms and earthquakes that affect the local economy. Puerto Rico’s population has also been in decline over the past decade. Therefore, any factors affecting Puerto Rico will have a greater effect on the Fund’s performance than they would in a more geographically diversified fund.

Market Risk —The value of stocks and other securities can be highly volatile, and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political, or other factors (such as natural disasters, epidemics and pandemics, war, terrorism, conflicts or social unrest) may disrupt U.S. and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility, market closures and dislocations, liquidity constraints, supply chain issues, increased trading costs and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and ongoing future impact of COVID-19 (or other future epidemics or pandemics) are unpredictable and may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value of your investment in the Fund.

1940 Act Risk — The Fund is subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which imposes numerous restrictions and requirements, including, for example, affiliate transaction prohibitions, director independence requirements, investment adviser requirements, borrowing or leverage restrictions, proxy solicitation requirements, periodic reporting requirements, and internal control requirements, any or all of which may have a material effect on the Fund’s operations.

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Interest-Rate Risk — The value of fixed-income securities will typically decline when interest rates rise.

Credit Risk — Issuers of fixed-income securities could default or be downgraded if they fail to make required payments of principal or interest. The Fund only invests in investment grade securities; however, the Fund will not be required to dispose of a debt that has its rating downgraded subsequent to the Fund’s purchase. If such a debt security is downgraded, the Fund’s Investment Adviser will evaluate the security and determine what action, including the sale of the security or its retention, is in the best interest of the Fund and its shareholders.

Municipal Securities Risk — The municipal securities market could be significantly affected by negative political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality, especially in Puerto Rico, may make it difficult for it to pay interest and principal when due.

Redemption Risk — The Fund may experience losses when selling portfolio investments to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during poor market conditions. Redemption risk may increase if the Fund must sell illiquid investments to meet redemption requests. Heavy redemptions may hurt the Fund’s performance.

Leverage Risk — The Fund’s leverage activities, which are subject to the Fund’s investment policies and restrictions and the requirements of applicable law, present special risks for shareholders, including the possibility of higher volatility in the net asset value per share of the Fund and a lower rate of return to shareholders. The Fund does not currently use leverage but retains the right to do so in the future.

Convertible Securities Risk — In general, a convertible security is subject to the risks of stocks, and its price may be as volatile as that of the underlying stock, when the underlying stock’s price is high relative to the conversion price, and a convertible security is subject to the risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price. The Fund will invest in convertible securities only to the extent that such securities are rated as investment grade by an independent credit rating agency (or deemed to be equivalent quality by the Investment Adviser) at the time of purchase.

When-Issued and Delayed-Delivery Securities Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Cash and Cash Equivalents Risk — To the extent the Fund holds cash and cash equivalents positions, even strategically, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Tax Risks — The Fund intends to operate in a manner that will cause it to be exempt from Puerto Rico income and municipal license tax as a registered investment company under the PR Code and the Puerto Rico Municipal Code, as amended (the “Municipal Code”). A risk exists that the Fund may not qualify for exemption from Puerto Rico taxation.

To be exempt from Puerto Rico income tax, the Fund must meet certain requirements, including being registered under Puerto Rico Act No. 93-2013, as amended, known as the “Puerto Rico Investment Companies Act of 2013” (“Act 93-2013”). Due to the repeal of Section 6(a)(1) of the 1940 Act, the Fund must register with the U.S. Securities and Exchange Commission (the “SEC”) under the 1940 Act and is barred from registering under Act 93-2013. In PR Treasury Determination 19-04 (as defined below under the subheading “Puerto Rico Legal Requirements Applicable to IRA Investments”), the Puerto Rico Treasury Department held that an investment company that (i) is organized in Puerto Rico, (ii) has its principal office in Puerto Rico, and (iii) is registered with the SEC under the 1940 Act, will be treated as if it were a registered investment company under Act 93-2013 and thus be entitled to the tax benefits available under the PR Code to registered investment companies. Puerto Rico investment companies registered under the 1940 Act, such as the Fund, can rely on the holding of PR Treasury Determination 19-04 for purposes of claiming the tax exemption and other tax benefits available under the PR Code. If such determination is revoked by the Puerto Rico Treasury Department or the PR Code is amended to provide otherwise: (i) the Fund would be subject to a Puerto Rico income tax rate of up to 37.5% on its taxable interest income, dividend income and short term capital gains, and to a Puerto Rico income tax of up to 20% on its long term capital gains, and (ii) the Fund’s individual investors could be subject to a Puerto Rico income tax on the exempt dividends of up to 31.35%.

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Under Act 93-2013, Puerto Rico registered investment companies are exempt from the municipal license tax imposed by the Puerto Rico municipalities pursuant to the authority granted by the Municipal Code (formerly under the Municipal License Tax Act, as amended). Pursuant to Article 1.007 of the Municipal Code, municipalities have the authority to impose taxes that are not incompatible with the taxes imposed by the Commonwealth of Puerto Rico. Therefore, Puerto Rico investment companies registered under the 1940 Act should be able to rely on the holding of PR Treasury Determination 19-04 to be treated as a registered investment company under Act 93-2013 for purposes of the municipal license tax exemption. Notwithstanding the foregoing, the municipality of San Juan may disagree with the holding of PR Treasury Determination 19-04 and refuse to treat the Fund as a registered investment company under Act 93-2013, causing the imposition of municipal license taxes of 1.5% on the gross revenues of the Fund.

As an investment trust organized under Puerto Rico law, the Fund is treated as a foreign corporation under the United States Internal Revenue Code of 1986, as amended (the “US Code”). The Fund does not intend to be engaged in a trade or business in the U.S.; therefore, the Fund should be subject only to a U.S. federal income tax withholding of 10% on U.S. source dividends, if certain conditions are met, and a 30% U.S. federal income tax withholding on certain other items of fixed, determinable annual or periodic income derived by the Fund from sources within the U.S., including U.S. source dividends not eligible for the 10% withholding rate. See “Tax Information” in the SAI and consult your tax adviser. The Fund is not subject to gains derived from the sale or exchange of securities, except for U.S. real property interests (as defined in Section 897 of the US Code), and U.S. source interest that qualifies as “portfolio interest”. However, if the Fund operates in such a manner that is found to be engaged in a trade or business in the U.S., it will be subject to a U.S. federal income tax of up to 21% on its net income connected to such U.S. trade or business and to a 30% branch profits tax on its after tax income. See “Tax Information” in the SAI.

Management Risk — The Fund is actively managed with discretion and may underperform market indexes or other mutual funds with similar investment objectives. The Fund’s performance depends heavily on Oriental Trust’s skill and judgments around allocating assets to investment companies, ETFs and individual securities. The Fund could experience losses if these judgments prove to be incorrect.

Cybersecurity Risk — The Fund, like all companies, may be susceptible to operational and information security risks. Cyber security failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, and the Fund and its shareholders could be negatively impacted as a result.

Floating-Rate Notes Risk — Floating-rate notes are subject to credit risk and interest-rate risk. The interest rate of a floating-rate note may be based on a known lending rate, such as a bank’s prime rate, and resets whenever that rate is adjusted. The interest rate on a variable-rate demand note is reset at specified intervals at a market rate. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may need to be invested in lower-yielding securities that reduce the Fund’s income.

Inflation Risk — Like all mutual funds, the Fund is subject to inflation risk. Inflation risk is the risk that the intrinsic value of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. The risk of inflation is greater for debt instruments with longer maturities and instruments that pay a fixed interest rate.

Reverse Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

No FDIC Insurance Risk — An investment in the Fund is not a deposit of Oriental Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Performance

Because the Fund has not yet been in operation for a full calendar year as of the date of this Prospectus, it has no performance history. Once the Fund has been in operation for at least one calendar year, performance information will be provided for the Fund, as well as a comparison to its relevant market benchmark. You may obtain the Fund’s updated performance information by visiting the website at http://www.orientalbank.com/en/for-you/ira-accounts/diversified-growth-ira/ or by calling 787-620-0000. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.

Fund Management

Oriental Trust, a separately identifiable division of Oriental Bank (“Oriental Trust” or the “Investment Adviser”), is the investment adviser for the Fund and has overall supervisory responsibility for the general management and investment of the Fund’s portfolio. The following portfolio manager is primarily responsible for the day-to-day management of the Fund (the “Portfolio Manager”):

Portfolio Manager	Position with Oriental Trust	Start Date with the Fund
Carlos A. González	Portfolio Manager	Since Inception (May 2021)

Purchase and Sale of Fund Shares

The shares are sold to prospective shareholders at the public offering price with a minimum initial investment of $250 for Class P shares. Class T shares and Class NT shares are purchased only by existing shareholders through reinvestment of certain taxable and non-taxable dividends. There is no minimum initial investment amount for Class T or Class NT shares. Class A and C shares may be purchased by the public. The minimum initial investment in the Fund’s Class A shares is $250 and the minimum for additional investments is $25. The minimum initial investment in the Fund’s Class C shares is $250 and the minimum for additional investments is $25. Class I shares are available to institutional clients and to advisory or fee-based accounts. The minimum initial investment in the Fund’s Class I shares is $1,000,000, except for advisory or fee-based accounts, where the minimum initial investment is $0 and the minimum for additional investments is $25. Requests to purchase or redeem shares of the Fund are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem shares by contacting the Fund at 787-620-0000. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures. The minimum initial and subsequent investment amounts may be waived or lowered from time to time. Purchases of the Class P shares of the Fund may be made only through qualified Puerto Rican IRAs, which may impose fees related to the maintenance and operations of those accounts. See the “Purchase and Redemption of Fund Shares” section of the statutory prospectus for more information.

Tax Information

The Fund will not qualify as a regulated investment company under Subchapter M of the US Code. Instead, the Fund will be subject to taxation under the laws of Puerto Rico. The Fund is intended solely for residents of Puerto Rico. In general, the Fund’s distributions will be subject to Puerto Rico income taxes as dividend income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a Puerto Rico tax-qualified retirement plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

For any shares held outside of an IRA account, distributions to individuals who are residents of Puerto Rico (“Individual PR Residents”) of Ordinary Dividends (as defined in the SAI under the heading “Tax Information”) and Capital Gains Dividends (as defined in the SAI under the heading “Tax Information”) qualify for a special PR income tax rate of 15%. The 15% PR income tax on Ordinary Dividends will be withheld at source by the Fund or its paying agent. Notwithstanding the foregoing, distributions to Individual PR Residents may be subject to an alternate basic tax if their regular tax liability is less than the alternate basic tax liability. The alternate basic tax applies with respect to Individual PR Residents that have alternate basic tax net income in excess of $25,000. The alternate basic tax rates range from 1% to 24% depending on the alternate basic tax net income. The alternate basic tax net income is determined by adjusting the individual’s net income subject to regular income tax rates by, among other items, adding: (i) certain income exempt from the regular income tax and (ii) income subject to special tax rates as provided in the PR Code such as: Ordinary Dividends, Capital Gain Dividends, and long-term capital gains recognized by Individual PR Residents on the sale, exchange or other taxable disposition of the shares of the Fund. As mentioned above, tax-qualified retirement plans and IRA accounts will not be subject to income taxation on Ordinary Dividends, Capital Gain Dividends and gains recognized from the sale, exchange, or disposition of the shares of the Fund.

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Individuals who are not residents of Puerto Rico will be subject to Puerto Rico income tax on Ordinary Dividends at the rate of 15% to be withheld at source by the Fund or its paying agent. No PR income tax should apply on Capital Gain Dividends because such dividends are treated as long-term capital gains from sources outside of Puerto Rico.

By purchasing the shares of the Fund, each individual investor will be irrevocably agreeing to the 15% Puerto Rico income tax withholding on all Ordinary Dividends.

Distributions from the Fund are generally not subject to U.S. federal income tax if the distribution is made to: (i) Individual PR Residents, (ii) trusts (other than business trusts) organized under the laws of Puerto Rico, if all the beneficiaries are residents of Puerto Rico and the trustees are individuals residents of Puerto Rico or entities organized under the laws of Puerto Rico treated as corporations for income tax purposes (“Qualifying Trusts”), or (iii) entities organized under the laws of Puerto Rico treated as corporations for income tax purposes, engaged in trade or business exclusively in Puerto Rico and controlled by residents of Puerto Rico (“Qualifying Corporations”). Distributions to investors who are not individual residents of Puerto Rico, Qualifying Trusts or Qualifying Corporations will be subject to U.S. federal income taxes and adverse tax consequences may apply under the US Code. Please see “Tax Information” in the SAI and consult your tax advisors.

Under the general sourcing rules otherwise applicable to dividends paid by Puerto Rico corporations, distributions from the Fund to Individual PR Residents should be treated as Puerto Rico source income exempt from U.S. federal income taxes under US Code Section 933. Notwithstanding the foregoing, Individual PR Residents holding, directly, indirectly or by attribution, 10% or more of the shares of the Fund, should note that dividends from the Fund may be treated as income from sources outside of Puerto Rico subject to adverse U.S. federal income taxes. Additionally, Individual PR Residents, regardless of their percentage of shares held in the Fund, should note that pursuant to the regulations issued under Section 937(b) of the US Code, dividends from the Fund may be treated as income from sources outside of Puerto Rico subject to adverse U.S. federal income taxes, if the investment in the Fund is treated as made pursuant to a conduit plan or arrangement (“conduit arrangements”). Please refer to “Tax Information” in the SAI. We understand that said conduit regulations were not intended to apply to an actively managed investment company, such as the Fund, that is subject to regulation by governmental authorities and, therefore, the general sourcing rules should apply to treat the dividends paid by the Fund as Puerto Rico source income excluded from U.S. federal income taxes by shareholders who are bona fide residents of Puerto Rico. However, the IRS or the courts may disagree with this interpretation and treat the investment in the Fund as a conduit arrangement, and, as a result, the dividends paid to shareholders who are bona fide residents of Puerto Rico would be treated as income from United States sources subject to U.S. federal income taxes.

Please refer to “Tax Information” in the SAI and consult your tax adviser.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as Oriental Trust) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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